UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K/A
__________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

February 24, 2015
Date of Report (Date of earliest event reported)

__________________
THE RUBICON PROJECT, INC.
(Exact name of registrant as specified in its charter)
 __________________

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12181 Bluff Creek Drive, 4th Floor
Los Angeles, CA 90094
(Address of principal executive offices, including zip code)

(310) 207-0272
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Form 8-K/A amends the current report on Form 8-K of The Rubicon Project, Inc. (the “Company”) filed with the Securities and Exchange Commission on February 24, 2015 (the “Original Filing”). This amendment is required because the third party vendor we use to file our EDGAR filings made an error in which the Original Filing included a draft version of our fourth quarter and full year 2014 earnings press release as Exhibit 99.1 rather than the final version. This Form 8-K/A is being filed solely for the purpose of re-filing as Exhibit 99.1 the correct final version of our fourth quarter and full year 2014 earnings press release (the “Release”). The correct final version of the Release was issued through Business Wire and posted to the Press section of our website (www.rubiconproject.com). Only the version of the Release attached to the Original Filing was incorrect.

Item 2.02. Results of Operations and Financial Condition.
On February 24, 2015, The Rubicon Project, Inc. issued a press release announcing financial results for its quarter and year ended December 31, 2014. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.
The information in this Form 8-K/A (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit Number	Description
99.1	Press release dated February 24, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RUBICON PROJECT, INC.

Date: March 2, 2015	By:	/s/ Todd Tappin
Todd Tappin
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 24, 2015.